UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2008

Annual Report to Shareholders

DWS Target 2011 Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the fund's prospectus for more details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.07%. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/08
	1-Year	3-Year	5-Year	10-Year
DWS Target 2011 Fund	3.81%	3.82%	4.87%	4.97%
S&P 500® Index+	-11.09%	2.85%	7.03%	2.91%
Lehman Brothers US Government Bond Index++	8.62%	5.17%	4.75%	5.73%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Net Asset Value: 7/31/08	$ 9.82
7/31/07	$ 10.45
Distribution Information: Twelve Months as of 7/31/08: Income Dividends	$ .36
Capital Gain Distributions	$ .68
Lipper Rankings — Mixed-Asset Target 2015 Funds Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	99	2
3-Year	13	of	33	39
5-Year	9	of	10	82
10-Year	1	of	5	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2011 Fund [] S&P 500 Index+ [] Lehman Brothers US Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/08
		1-Year	3-Year	5-Year	10-Year
DWS Target 2011 Fund	Growth of $10,000	$9,862	$10,631	$12,049	$15,425
	Average annual total return	-1.38%	2.06%	3.80%	4.43%
S&P 500 Index+	Growth of $10,000	$8,891	$10,881	$14,044	$13,318
	Average annual total return	-11.09%	2.85%	7.03%	2.91%
Lehman Brothers US Government Bond Index++	Growth of $10,000	$10,862	$11,634	$12,613	$17,462
	Average annual total return	8.62%	5.17%	4.75%	5.73%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Lehman Brothers US Government Bond Index is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2008 to July 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2008
Actual Fund Return
Beginning Account Value 2/1/08	$ 1,000.00
Ending Account Value 7/31/08	$ 982.00
Expenses Paid per $1,000*	$ 5.32
Hypothetical 5% Fund Return
Beginning Account Value 2/1/08	$ 1,000.00
Ending Account Value 7/31/08	$ 1,019.49
Expenses Paid per $1,000*	$ 5.42
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio
DWS Target 2011 Fund	1.08%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Target 2011 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Target 2011 Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Mortgage Backed Securities: New York.

• Joined the fund in 2005.

• BIS, University of Minnesota.

Ohn Choe

Analyst of Deutsche Asset Management and Portfolio Manager of the fund.

• Portfolio Manager Associate specializing in Mortgage Backed Securities: New York.

• Joined Deutsche Asset Management in 2005.

• BSBA, Georgetown University.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

• Portfolio Manager for Retail Mortgage Backed Securities: New York.

• BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2006.

• BS, The Wharton School, University of Pennsylvania.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• Joined the fund in 2008.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Global Quantitative Equity: New York.

• Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

• Joined the fund in 2006.

• BA, University of Connecticut.

In the following interview, the portfolio management team discusses the market environment, fund performance and their strategy in managing the DWS Target 2011 Fund during the annual period ended July 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform?

A: DWS Target 2011 Fund produced a total return of 3.81% during the annual period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) The fund, which primarily invests in both stocks and bonds, held weightings of 23% and 76%, respectively, in the two asset classes as of July 31, 2008. (Weightings are as a percentage of the investment portfolio, excluding securities lending collateral.) The fund's stock benchmark is the Standard & Poor's 500® (S&P 500) Index which posted a total return of -11.09% during the past year. Its bond benchmark is the Lehman Brothers US Government Bond Index, which returned 8.62% for the same period.1 We are pleased to report that for the one-year period ended July 31, 2008, the fund ranked second among the 99 funds in its Lipper peer group, Mixed-Asset Target 2015 Funds.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
The Lehman Brothers US Government Bond Index is an unmanaged, market-value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Mixed-Asset Target 2015 Funds category consists of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2015. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category. For the one-, five- and 10-year periods, the fund ranked two (99 funds), nine (10 funds), and one (five funds), respectively, for the period ending July 31, 2008. Past performance is no guarantee of future results.

Q: How did US Treasuries perform during the past year?

A: The US Treasury market finished the year with a strong gain, as the effects of the global economic slowdown led to a general trend of falling interest rates. A backdrop of slower growth, crises in the housing and credit markets, and broader concerns about the financial system prompted the US Federal Reserve Board (the Fed) to reduce interest rates from 5.25% at the end of July 2007 to 2.00% a year later. The combination of this aggressive Fed action and the high demand for safer investments led to a strong rally in Treasuries, particularly shorter-term issues. Notably, Treasuries outperformed all other fixed-income asset classes during the period. This was a positive for the fund, given that its fixed-income weighting is invested entirely in US Treasury STRIPS.3

3 STRIPS is an acronym for Separate Trading of Registered Interest and Principal Securities.

Q: Please discuss the performance of the US stock market.

A: Equities performed poorly during the annual period, reflecting an environment of slower economic growth and worries about the health of the banking sector. The downturn in stock prices began in August 2007, when the weakness in housing prices first began to spread to the credit markets. Stocks initially recovered from this shock, but by the middle of the fourth quarter it became evident that the mortgage and credit crises were not contained to the financial sector and were in fact spreading to the broader economy. The prospect of slower growth, together with the soaring prices of oil and gasoline, led to downward revisions to corporate earnings estimates. The result was extremely poor performance for the stock market in general, and for financial and consumer shares in particular. Energy and materials stocks held up somewhat better, reflecting the strength in commodity prices.

Q: What factors helped and hurt the performance of the equity portion of the portfolio?

A: We are pleased to report that in this potentially challenging environment, the equity portion of the fund outperformed the S&P 500. Consistent with our investment approach, the majority of the outperformance was the result of individual stock selection. It should be noted that our strategy is active in nature, so many of the holdings we discuss here will not appear in the portfolio summary. In these cases, the trades were closed out prior to the end of the reporting period.

Our stock selection process was most effective in the capital goods sector. Here, the fund's holdings generated a gain of about 2.5% at a time when the capital goods stocks represented in the benchmark fell over 13%. The leading contributors in this area were AGCO Corp., Transocean, Inc.* and Flowserve Corp. We also added value through an underweight position in General Electric Co., which underperformed.4

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of July 31, 2008.

In the banking sector, the fund's holdings finished in the red with a loss of 9.6%. Nevertheless, this was far ahead of the loss of approximately 32% for the banking stocks in the benchmark, making this the fund's second-best sector on a relative basis. The majority of the outperformance was the result of non-holdings in a number of stocks that fell anywhere from 40% to 85% during the course of the past year.

The materials sector was also a source of strength for the fund, as the 15% gain of the stocks in the portfolio outpaced the 1.6% return of the materials stocks in the S&P 500. Among the fund's many positive contributors in this sector were AK Steel Holding Corp., Owens-Illinois, Inc.* and Southern Copper Corp.*

* Not held in the portfolio as of July 31, 2008.

The technology hardware/equipment, diversified financials, and media industries were also areas in which our stock picks made a notable contribution to performance.

On the negative side, the fund's worst-performing industry exposure was transportation. Here, positions in airline stocks such as US Airways Group, Inc.* and Northwest Airlines Corp.* weighed heavily on performance. US Airways, in fact, was the most significant individual detractor in the fund. In general, the airline sector generated an extremely poor performance due to rising fuel prices and slower economic growth.

* Not held in the portfolio as of July 31, 2008.

In health care equipment/services, the fund was hurt by its positions in two managed care companies: Humana, Inc.* and Health Net, Inc.* The managed care industry, as a whole, continues to struggle with the profit pressures associated with rapidly rising costs.

* Not held in the portfolio as of July 31, 2008.

The food/beverage/tobacco, energy, and consumer durables/ apparel industries also were areas of underperformance for the fund.

Q: How did the fund's investments in fixed-income securities affect performance?

A: The fixed-income portion of the portfolio is invested entirely in Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component. In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($100 per bond) on their maturity date. Because STRIPS are more responsive to interest rate changes than coupon-bearing bonds of similar maturity, they tend to be more sensitive to overall market volatility. This is particularly true for longer-maturity STRIPS. As the maturity date draws closer, the dominant contribution to price performance is the gradual appreciation of the bonds to par value.

DWS Target 2011 Fund is scheduled to mature on August 15, 2011. Given the relative proximity of this maturity date, the performance of the fixed-income portion of the portfolio continues to be dominated by the accretion of the STRIPS' price toward its par value. Nevertheless, the interval until the fund's maturity date is long enough that its STRIPS position continues to be affected by the movements in prevailing interest rates. The fund's STRIPS investment therefore benefited from the rally in short-term Treasuries that took place during the past year. The yield on the 2-year note fell from 4.52% to 2.51% in the 12-month period, reflecting a strong rise in its price. The result was that the price of the fund's STRIPS position rose from $83.52 to $91.81, a return of roughly 9.9% for the annual period. This return was well above the gain of the broader bond market, which helps account for the strong performance of the fund relative to its Lipper peer group.

As the fund moves closer to its maturity date, we will continue to manage the portfolio in a conservative fashion by investing in zero coupon bonds and high-quality US equities.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/08	7/31/07

Government & Agency Obligations	76%	72%
Common Stocks	23%	28%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/08	7/31/07

Energy	19%	12%
Information Technology	14%	15%
Industrials	14%	13%
Financials	12%	17%
Health Care	11%	13%
Consumer Discretionary	10%	11%
Consumer Staples	8%	6%
Materials	6%	5%
Telecommunication Services	5%	5%
Utilities	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2008 (4.9% of Net Assets)
1. Microsoft Corp. Developer of computer software	0.7%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.6%
3. Verizon Communications, Inc. Provider of advanced communication and information technology services	0.5%
4. ConocoPhillips Producer of petroleum and other natural gases	0.5%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	0.5%
6. ExxonMobil Corp. Explorer and producer of oil and gas	0.5%
7. Eli Lilly & Co. Producer of pharmaceuticals	0.4%
8. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	0.4%
9. Honeywell International, Inc. Manufacturer of diversified technology products	0.4%
10. The DIRECTV Group, Inc. Provider of multichannel television entertainment	0.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the 14th day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 14th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2008

	Shares	Value ($)

Common Stocks 22.8%
Consumer Discretionary 2.3%
Auto Components 0.3%
Autoliv, Inc.	3,500	136,640
TRW Automotive Holdings Corp.*	1,500	27,825
WABCO Holdings, Inc.	100	4,516
		168,981
Hotels Restaurants & Leisure 0.4%
McDonald's Corp.	1,800	107,622
Yum! Brands, Inc.	5,300	189,846
		297,468
Household Durables 0.2%
Leggett & Platt, Inc.	3,400	66,300
NVR, Inc.*	100	55,232
		121,532
Media 0.9%
DISH Network Corp. "A"*	5,900	173,578
Morningstar, Inc.*	500	31,480
Omnicom Group, Inc.	3,900	166,491
The DIRECTV Group, Inc.*	8,900	240,478
		612,027
Specialty Retail 0.3%
AnnTaylor Stores Corp.*	3,400	76,670
OfficeMax, Inc.	10,200	130,152
		206,822
Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.*	4,900	105,056
Consumer Staples 1.8%
Beverages 0.3%
Pepsi Bottling Group, Inc.	7,700	214,445
Food & Staples Retailing 0.5%
Sysco Corp.	2,300	65,228
Wal-Mart Stores, Inc.	3,700	216,894
		282,122
Food Products 0.1%
H.J. Heinz Co.	1,400	70,532
Household Products 0.4%
Colgate-Palmolive Co.	900	66,843
Procter & Gamble Co.	2,800	183,344
		250,187
Personal Products 0.1%
Herbalife Ltd.	1,000	43,190
Tobacco 0.4%
Altria Group, Inc.	3,280	66,748
Philip Morris International, Inc.	3,880	200,402
		267,150
Energy 4.4%
Oil, Gas & Consumable Fuels
Apache Corp.	1,800	201,906
Chevron Corp.	4,700	397,432
Cimarex Energy Co.	1,500	78,165
ConocoPhillips	4,000	326,480
El Paso Corp.	11,000	197,230
Encore Acquisition Co.*	800	49,496
ExxonMobil Corp.	3,874	311,586
Frontline Ltd.	2,500	160,425
Hess Corp.	1,700	172,380
Mariner Energy, Inc.*	4,100	108,486
Occidental Petroleum Corp.	2,900	228,607
Spectra Energy Corp.	3,100	84,227
W&T Offshore, Inc.	2,600	115,076
Walter Industries, Inc.	1,500	157,305
Williams Companies, Inc.	6,700	214,735
		2,803,536
Financials 2.9%
Capital Markets 1.2%
Bank of New York Mellon Corp.	6,500	230,750
BlackRock, Inc.	200	43,342
Charles Schwab Corp.	1,700	38,913
Northern Trust Corp.	2,800	218,876
State Street Corp.	1,900	136,116
T. Rowe Price Group, Inc.	1,200	71,820
		739,817
Commercial Banks 0.4%
US Bancorp.	7,300	223,453
Diversified Financial Services 0.4%
CME Group, Inc.	100	36,013
IntercontinentalExchange, Inc.*	1,000	99,800
NYSE Euronext	2,800	132,272
The Nasdaq OMX Group, Inc.*	700	19,439
		287,524
Insurance 0.6%
ACE Ltd.	4,300	218,010
Allied World Assurance Co. Holdings Ltd.	2,300	95,703
MetLife, Inc.	500	25,385
Reinsurance Group of America, Inc.	700	34,790
Unum Group	900	21,744
		395,632
Real Estate Investment Trusts 0.3%
AMB Property Corp. (REIT)	200	9,792
AvalonBay Communities, Inc. (REIT)	100	9,971
Equity Residential (REIT)	900	38,853
Host Hotels & Resorts, Inc. (REIT)	1,300	17,043
ProLogis (REIT)	400	19,552
Public Storage (REIT)	500	40,945
Simon Property Group, Inc. (REIT)	600	55,578
The Macerich Co. (REIT)	100	5,533
Vornado Realty Trust (REIT)	100	9,507
		206,774
Health Care 2.6%
Biotechnology 0.4%
Gilead Sciences, Inc.*	4,700	253,706
Health Care Equipment & Supplies 0.8%
Baxter International, Inc.	3,000	205,830
Becton, Dickinson & Co.	2,000	169,820
Intuitive Surgical, Inc.*	500	155,645
		531,295
Health Care Providers & Services 0.4%
Aetna, Inc.	5,500	225,555
Health Management Associates, Inc. "A"*	9,800	60,270
		285,825
Pharmaceuticals 1.0%
Eli Lilly & Co.	5,800	273,238
Johnson & Johnson	1,900	130,093
Merck & Co., Inc.	4,800	157,920
Pfizer, Inc.	3,500	65,345
		626,596
Industrials 3.1%
Aerospace & Defense 0.6%
Boeing Co.	2,000	122,220
Honeywell International, Inc.	4,820	245,049
		367,269
Commercial Services & Supplies 0.2%
Manpower, Inc.	100	4,800
The Brink's Co.	1,900	131,024
		135,824
Construction & Engineering 0.3%
Fluor Corp.	2,000	162,700
Shaw Group, Inc.*	600	34,680
		197,380
Industrial Conglomerates 0.2%
General Electric Co.	3,690	104,390
Machinery 1.0%
AGCO Corp.*	3,000	179,550
Caterpillar, Inc.	2,900	201,608
Flowserve Corp.	1,400	186,676
Gardner Denver, Inc.*	200	9,120
Parker Hannifin Corp.	600	37,008
		613,962
Marine 0.2%
Kirby Corp.*	3,000	143,160
Road & Rail 0.4%
Burlington Northern Santa Fe Corp.	900	93,717
CSX Corp.	300	20,274
Ryder System, Inc.	2,500	164,900
		278,891
Trading Companies & Distributors 0.2%
United Rentals, Inc.*	6,500	105,170
WESCO International, Inc.*	1,000	37,650
		142,820
Information Technology 3.1%
Communications Equipment 0.1%
Corning, Inc.	3,200	64,032
Computers & Peripherals 1.8%
Apple, Inc.*	300	47,685
EMC Corp.*	14,500	217,645
Hewlett-Packard Co.	7,100	318,080
International Business Machines Corp.	1,500	191,970
Lexmark International, Inc. "A"*	4,700	164,876
Seagate Technology	8,400	125,748
Western Digital Corp.*	3,700	106,523
		1,172,527
Internet Software & Services 0.3%
eBay, Inc.*	2,130	53,612
Google, Inc. "A"*	310	146,863
		200,475
IT Services 0.1%
MasterCard, Inc. "A"	400	97,660
Software 0.8%
Microsoft Corp.	17,200	442,384
Symantec Corp.*	2,080	43,825
		486,209
Materials 1.3%
Chemicals 0.4%
CF Industries Holdings, Inc.	900	147,114
Terra Industries, Inc.	2,000	108,000
		255,114
Metals & Mining 0.9%
AK Steel Holding Corp.	1,700	107,950
Freeport-McMoRan Copper & Gold, Inc.	1,600	154,800
Nucor Corp.	2,600	148,772
United States Steel Corp.	1,000	160,360
		571,882
Telecommunication Services 1.1%
Diversified Telecommunication Services
AT&T, Inc.	5,970	183,936
Embarq Corp.	4,200	192,234
Verizon Communications, Inc.	9,900	336,996
		713,166
Utilities 0.2%
Electric Utilities
Edison International	3,000	145,020
Total Common Stocks (Cost $14,756,462)		14,683,451
	Principal Amount ($)	Value ($)

Government & Agency Obligation 76.7%
US Treasury Obligation
US Treasury STRIPS, 6.083%**, 8/15/2011 (a) (Cost $44,819,135)	53,779,000	49,377,028
	Shares	Value ($)

Securities Lending Collateral 31.9%
Daily Assets Fund Institutional, 2.69% (b) (c) (Cost $20,555,000)	20,555,000	20,555,000

Cash Equivalents 0.8%
Cash Management QP Trust, 2.42% (b) (Cost $492,986)	492,986	492,986
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $80,623,583)+	132.2	85,108,465
Other Assets and Liabilities, Net	(32.2)	(20,736,474)
Net Assets	100.0	64,371,991
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $80,782,397. At July 31, 2008, net unrealized appreciation for all securities based on tax cost was $4,326,068. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,560,065 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,233,997.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2008 amounted to $20,199,234 which is 31.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2008
Assets
Investments: Investments in securities, at value (cost $59,575,597 — including $20,199,234 of securities loaned)	$ 64,060,479
Investment in Daily Asset Fund Institutional (cost $20,555,000)*	20,555,000
Investment in Cash Management QP Trust (cost $492,986)	492,986
Total investments, at value (cost $80,623,583)	85,108,465
Dividends receivable	19,211
Interest receivable	9,108
Other assets	2,712
Total assets	85,139,496
Liabilities
Payable upon return of securities loaned	20,555,000
Payable for Fund shares redeemed	52,986
Accrued management fee	23,154
Other accrued expenses and payables	136,365
Total liabilities	20,767,505
Net assets, at value	$ 64,371,991
Net Assets Consist of
Undistributed net investment income	2,039,613
Net unrealized appreciation (depreciation) on investments	4,484,882
Accumulated net realized gain (loss)	(881,538)
Paid-in capital	58,729,034
Net assets, at value	$ 64,371,991
Net Asset Value
Net Asset Value and redemption price(a) per share ($64,371,991 ÷ 6,552,937 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.82
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2008
Investment Income
Income: Dividends	$ 322,424
Interest	2,798,540
Interest — Cash Management QP Trust	21,108
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	118,006
Total Income	3,260,078
Expenses: Management fee	330,353
Administration fee	16,647
Services to shareholders	78,173
Professional fees	59,098
Custodian fee	13,838
Distribution service fee	169,868
Trustees' fees and expenses	17,239
Reports to shareholders and shareholder meeting	46,086
Registration fees	16,270
Other	5,032
Total expenses before expense reductions	752,604
Expense reductions	(5,120)
Total expenses after expense reductions	747,484
Net investment income (loss)	2,512,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(699,539)
Change in net unrealized appreciation (depreciation) on investments	959,779
Net gain (loss)	260,240
Net increase (decrease) in net assets resulting from operations	$ 2,772,834

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
	2008	2007
Operations: Net investment income (loss)	$ 2,512,594	$ 2,666,458
Net realized gain (loss)	(699,539)	4,800,521
Change in net unrealized appreciation (depreciation)	959,779	(2,106,337)
Net increase (decrease) in net assets resulting from operations	2,772,834	5,360,642
Distributions to shareholders from: Net investment income	(2,321,059)	(2,500,707)
Net realized gains	(4,461,316)	(2,979,828)
Total distributions	(6,782,375)	(5,480,535)
Fund share transactions: Reinvestment of distributions	6,679,387	5,315,080
Cost of shares redeemed	(9,295,699)	(12,722,859)
Net increase (decrease) in net assets from Fund share transactions	(2,616,312)	(7,407,779)
Increase (decrease) in net assets	(6,625,853)	(7,527,672)
Net assets at beginning of period	70,997,844	78,525,516
Net assets at end of period (including undistributed net investment income of $2,039,613 and $1,852,939, respectively)	$ 64,371,991	$ 70,997,844
Other Information
Shares outstanding at beginning of period	6,793,102	7,484,024
Shares issued to shareholders in reinvestment of distributions	673,297	516,490
Shares redeemed	(913,462)	(1,207,412)
Net increase (decrease) in Fund shares	(240,165)	(690,922)
Shares outstanding at end of period	6,552,937	6,793,102

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.45	$ 10.49	$ 11.14	$ 10.44	$ 10.23
Income (loss) from investment operations: Net investment income (loss)[a]	.37	.37[d]	.37	.37	.32
Net realized and unrealized gain (loss)	.04	.37	(.30)	.33	.31
Total from investment operations	.41	.74	.07	.70	.63
Less distributions from: Net investment income	(.36)	(.36)	(.58)	—	(.42)
Net realized gains	(.68)	(.42)	(.14)	—	—
Total distributions	(1.04)	(.78)	(.72)	—	(.42)
Net asset value, end of period	$ 9.82	$ 10.45	$ 10.49	$ 11.14	$ 10.44
Total Return (%)[b]	3.81[c]	7.15[c,d]	.60[c]	6.70	6.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	71	79	94	101
Ratio of expenses before expense reductions (%)	1.08	1.07	1.03	1.05	.99
Ratio of expenses after expense reductions (%)	1.08	1.07	1.02	1.05	.99
Ratio of net investment income (loss) (%)	3.62	3.51[d]	3.44	3.34	3.08
Portfolio turnover rate (%)	70	75	29	23	7
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.006 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Target 2011 Fund (the "Fund") is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (August 15, 2011) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager. Under this agreement, the Advisor has agreed to make, if necessary, sufficient payments on the Fund's Maturity Date to the investors who have reinvested all dividends and held their investments in the Fund to the Maturity Date to enable them to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of long-term capital growth.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through July 31, 2008, the Fund incurred approximately $821,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,040,408
Undistributed net long-term capital gains	$ 98,187
Unrealized appreciation (depreciation) on investments	$ 4,326,068

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2008	2007
Distributions from ordinary income*	$ 3,824,265	$ 2,852,933
Distributions from long-term capital gains	$ 2,958,110	$ 2,627,602
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2008, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $48,210,532 and $51,849,073, respectively. Purchases and sales of US Treasury obligations aggregated $276,443 and $6,926,310, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from August 1, 2007 through April 30, 2008, the management fee payable under the Investment Management Agreement was equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Effective May 1, 2008, the management fee payable under the Amended and Restated Investment Management Agreement is equal to an annual rate of 0.40% of average daily net assets,computed and accrued daily and payable monthly.

Accordingly, for the year ended July 31, 2008, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets.

Administration Fee. Effective May 1, 2008, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through July 31, 2008, the Advisor received an Administration Fee of $16,647, of which $5,489 is unpaid.

Service Provider Fees. DWS Investments Service Company (``DISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2008, the amount charged to the Fund by DISC aggregated $68,838, of which $19,042 is unpaid.

Distribution Service Fee. Under the Fund's 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2008, the Service Fee was $169,868, of which $23,697 is unpaid. Accordingly, for the year ended July 31, 2008, the Service Fee was equivalent to an annual effective rate of 0.24% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $15,071, of which $11,359 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended July 31, 2008, the Fund paid its allocated portion of the retirement benefit of $3,457 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended July 31, 2008, the Advisor agreed to reimburse the Fund $925, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the Fund's custodian fees were reduced by $78 and $660, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Target Fund and Shareholders of DWS Target 2011 Fund:

We have audited the accompanying statement of assets and liabilities of DWS Target 2011 Fund (the "Fund"), one of a series of DWS Target Fund (the "Trust"), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and a broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Target 2011 Fund at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 15, 2008

Tax Information (Unaudited)

The Fund paid distributions of $0.45 per share from net long-term capital gains during its year ended July 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $167,000 as capital gain dividends for its year ended July 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 7% of the income dividends paid during the Fund's fiscal year ended July 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $355,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Target 2011 Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	4,506,885.8650	310,278.1970
Henry P. Becton, Jr.	4,510,570.2330	306,593.8290
Dawn-Marie Driscoll	4,508,996.4480	308,167.6140
Keith R. Fox	4,513,218.0620	303,946.0000
Paul K. Freeman	4,509,422.4030	307,741.6590
Kenneth C. Froewiss	4,513,106.7710	304,057.2910
Richard J. Herring	4,515,072.0620	302,092.0000
William McClayton	4,515,072.0620	302,092.0000
Rebecca W. Rimel	4,511,842.0620	305,322.0000
William N. Searcy, Jr.	4,513,106.7710	304,057.2910
Jean Gleason Stromberg	4,510,630.2330	306,533.8290
Robert H. Wadsworth	4,515,072.0620	302,092.0000
Axel Schwarzer	4,513,275.6950	303,888.3670

2-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
3,357,743.8050	196,854.0680	298,603.1890

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
3,280,923.2840	210,439.7540	361,838.0240

3. Approval of a Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
3,295,125.0350	234,874.0420	323,201.9850

The meeting was reconvened on May 1, 2008, at which time the following matter was voted upon by the shareholders:

4-A. Approval of Amended and Restated Declarations of Trust.

Number of Votes:
For	Against	Abstain
3,551,392.4770	209,304.6870	385,956.3300

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the number below:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KRFBX
CUSIP Number	23337N 402
Fund Number	52

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2008, DWS Target 2011 Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS TARGET 2011 FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$32,357	$0	$6,163	$0
2007	$32,556	$0	$4,440	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$402,000	$0
2007	$262,000	$466,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$6,163	$402,000	$1,674,733	$2,082,896
2007	$4,440	$466,614	$1,319,326	$1,790,380

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2011 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2011 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 29, 2008